STOCK PURCHASE WARRANT for the purchase of Common Stock of the Par Value of 500 Each of DATE ACCOUNT NUMBER WARRANT TO PURCHASE SHARES SEE REVERSE FOB CERTAIN DEFINITIONS THIS CERTIFIES THAT is entitled to purchase at any time THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MASSACHUSETTS OR KANSAS CITY, MISSOURI

The Following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian TEN ENT - as tenants by the entireties (Cast)) (Minor) JTTEN - as joint tenants with right of under Uniform Gifts to Minors Survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. ASSIGNMENT (To be executed by the registered holder to effect a transfer of the within Warrant) FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (Please print or typewrite name and address, including zip code, of assignee) the right to purchase Common Stock evidenced by the within Stock Purchase Warrant, and do hereby irrevocably constitute and appoint attorney to transfer the said rights on the books of the within named Corporation with full power of substitution in the premises. Dated Signature(s) (The signature(s) to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement or any change whatever.) SIGNATURE GUARANTEED BY: THE SIGNATURE GUARANTEED MUST BE BY AN ELIGIBLE FINANCIAL INSTITUTION INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING: BANKS, TRUST COMPANIES CREDIT UNIONS, SECURITIES BROKERS AND DEALERS. SAVINGS AND LOAN ASSOCIATIONS AND PARTICIPANTS IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM, THE STOCK EXCHANGES MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM, FORM OF ELECTION (To be executed by the holder desiring to excercise the right to purchase Common Stock evidenced by the within Warrant) TRI-CONTINENTAL CORPORATION The undersigned hereby excercises the right to purchase the shares of Common Stock exchanged by the within Warrant according to the terms and conditions therof and herewith makes payment of the purchase price in full. Kindly issue API shares in accordance with the instructions given below. Instructions for registration of stock: ‘ Name (Please print in block letters) Signature(s) Street City Stale Zip Code DELIVERY FOR TRANSFER OR EXCERCISE OF THE RIGHT TO PURCHASE SHARES OF COMMON STOCK SHOULD BE MADE TO TRI-CONTINENTAL CORPORATION, C/O BOSTON FINANCIAL DATA SERVICES, INC., 30 DAN ROAD, SUITE 8099, CANTON, MA 02021-2089.